UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2007
Discover Card Execution Note Trust
(Issuing entity in respect of the Notes)
Discover Card Master Trust I
(Issuing entity in respect of the Series 2007-CC Collateral Certificate)
Discover Bank
(Sponsor and Depositor)
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23108	51-0020270

(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720

(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Opinion
Opinion

Item 8.01. Other Events
     In connection with the issuance of Class B(2007-1) and Class C(2007-1) DiscoverSeries Notes (the “Notes”), Latham & Watkins LLP, counsel to Discover Bank and Discover Card Execution Note Trust (the “Note Issuance Trust”), has delivered (i) an opinion to Discover Bank (as originator of the Note Issuance Trust), dated July 25, 2007, regarding the legality of the Notes upon issuance and sale thereof on July 26, 2007; and (ii) an opinion to Discover Bank (as originator of the Note Issuance Trust), dated July 25, 2007, as to certain federal tax matters concerning the Notes. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

Exhibit No.	Description	Page

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class B(2007-1) and Class C(2007-1) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class B(2007-1) and Class C(2007-1) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor of Discover Card Execution Note Trust)
Date: July 25, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 5.1	Opinion of Latham & Watkins LLP as to the legality of the Class B(2007-1) and Class C(2007-1) DiscoverSeries Notes

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class B(2007-1) and Class C(2007-1) DiscoverSeries Notes

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)